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                             FPA CAPITAL FUND, INC.
      SUPPLEMENT DATED FEBRUARY 6, 2004 TO PROSPECTUS DATED AUGUST 1, 2003

THE SECTION "SHAREHOLDER FEES" UNDER THE CAPTION "FEES AND EXPENSES OF THE FUND" IS REVISED AS FOLLOWS:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................   5.25%
Maximum Deferred Sales Load (as a percentage of original
  sales price or redemption proceeds, as applicable)........   1.00%(1)
Redemption Fee (as a percentage of amount redeemed).........   2.00%(2)
Exchange Fee................................................  $5.00

    (1) A deferred sales charge of 1% applies to redemptions within one year of purchase for certain purchases of $1,000,000 or more made without a sales load at the time of purchase on which FPA Fund Distributors, Inc. pays a dealer concession of 0.50% of the purchase price.

    (2) No redemption fee applies to a redemption if the sales charge was paid at the time of initial purchase. A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. In addition, an account management fee may be charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge. Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

THE SECTION "PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE" IS REVISED AS
FOLLOWS:

PURCHASES SUBJECT TO A 2% REDEMPTION FEE. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

Purchases made under this section are subject to a 2% redemption fee if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The Fund does, however, retain the ability to restrict additional purchases or exchanges of shares in any account if it believes activity is indicative of a market timing strategy. The 2% is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund.

Shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge at any time during the past 12 months. Certification by the dealer of the qualifying redemption is required.

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